    As filed with the Securities and Exchange Commission on February __, 2000

                                                    Total Number of Pages - 4
                                                Index to Exhibits at Page - 4

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                   -----------
                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12 (b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              IMPRESSE CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

           DELAWARE                                   94-3288153
(State of Incorporation or Organization)     (IRS Employer Identification No.)

                                1309 MARY AVENUE
                               SUNNYVALE, CA 94087
          (Address of Principal Executive Offices, Including Zip Code)

     If this form relates to the registration of a          If this form relates to the registration of a
     class of securities pursuant to Section 12(b)          class of securities pursuant to Section
     of the Exchange Act and is effective                   12(g) of the Exchange Act and is effective
     pursuant to General Instruction A.(c),                 pursuant to General Instruction A.(d),
     check the following box. |_|                           check the following box. |X|

      Securities Act registration statement file number to which this form relates: 333-95923 (if applicable)

        Securities to be registered pursuant to Section 12(b) of the Act:

     Title of Each Class                Name of Each Exchange on Which
     to be so Registered                Each Class is to be Registered
     -------------------                ------------------------------
            None                                      None

        Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, par value $0.001
                                (Title of Class)

Item 1.    DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED
           -------------------------------------------------------

           Incorporated by reference to the information set forth under the caption "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 filed on February 1, 2000 (SEC File No. 333-95923) (the "FORM S-1 REGISTRATION STATEMENT").

Item 2.    EXHIBITS

           The following exhibits are filed as a part of this Registration
Statement:
           1.*     Specimen certificate for Registrant's Common Stock.

           2.**    Certificate of Incorporation of Registrant.

           3.*** Form of First Amended and Restated Certificate of Incorporation of the Registrant to become effective upon completion of the Registrant's initial public offering.

           4.****  Bylaws of the Registrant.

           5.***** Amended and Restated Bylaws to become effective upon completion of the Registrant's initial public offering.
-----------------------------------------------------------------------------
* Incorporated herein by reference to Exhibit 4.1 to the Form S-1 Registration Statement.

** Incorporated herein by reference to Exhibit 3.1 to the Form S-1 Registration Statement.

*** Incorporated herein by reference to Exhibit 3.2 to the Form S-1 Registration Statement.

**** Incorporated herein by reference to Exhibit 3.3 to the Form S-1 Registration Statement.

***** Incorporated herein by reference to Exhibit 3.4 to the Form S-1 Registration Statement.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: February 29, 2000         IMPRESSE CORPORATION

                                By:       /s/ SANJAI BIJAWAT
                                    ----------------------------------------
                                     Sanjai Bijawat, Chief Financial Officer,
                                     Principal Financial and Accounting Officer

                                INDEX TO EXHIBITS

                                                                                 SEQUENTIALLY
EXHIBIT NO.                       DESCRIPTION                                    NUMBERED PAGE
----------                        -----------                                    -------------
   1.           Specimen certificate for Registrant's Common Stock.          Incorporated by reference

   2.           Certificate of Incorporation of Registrant                   Incorporated by reference

   3.           Form of First Amended and Restated Certificate of            Incorporated by reference
                Incorporation of the Registrant to become effective upon
                completion of the Registrant's initial public offering.

   4.           Bylaws of the Registrant.                                    Incorporated by reference

   5.           Amended and Restated Bylaws of the Registrant to become      Incorporated by reference
                effective upon completion of the Registrant's initial
                public offering.
